UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Prudential Sector Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRUDENTIAL FINANCIAL SERVICES FUND
655 Broad Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

July [10], 2017

Dear Shareholder:

I am writing to ask you to vote on two important proposals (the "Proposals") relating to the Prudential Financial Services Fund (the “Fund”): the first is a proposal to change the Fund’s subadviser and the second is a proposal to permit PGIM Investments LLC (“PGIM Investments”), the Fund’s manager, to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of the manager or a sister company of the manager (“wholly-owned subadvisers”) without shareholder approval (the “Modified Manager-of-Managers Policy”). Specifically, with respect to the first proposal, you are being asked to approve a new subadvisory agreement between PGIM Investments and Jennison Associates LLC, an affiliate PGIM Investments (“Jennison” or the “New Subadviser”). If the new subadvisory agreement is approved, the Fund’s existing subadvisory agreement with Wellington Management Company LLP will be terminated, Jennison will become the sole subadviser of the Fund and the Fund’s investment strategy will shift from a focus on global financial services investments to a focus on domestic financial services investments. In addition, the Fund’s name will change to “Prudential Jennison Financial Services Fund” and the Fund’s investment benchmark will change.

If the new subadvisory agreement is not approved by shareholders, then the change in investment strategy, name change, and termination of Wellington Management Company LLP as the Fund’s subadviser will not go into effect. The proposal to change the Fund’s subadviser is not contingent on the proposal for shareholders to approve the Modified Manager-of-Managers Policy. Accordingly, shareholders may approve Proposal (1) but may not approve Proposal (2), or vice versa. The shareholders' meeting (the "Meeting") is scheduled for October [2], 2017 at 1:00 p.m. Eastern time at the offices of PGIM Investments, 655 Broad Street, 17th Floor, Newark, New Jersey 07102.

The Board of Directors (the “Board”) of Prudential Sector Funds, Inc., a Maryland corporation (the “Company”), on behalf of the Fund, has reviewed and approved the Proposals and recommend that the Proposals be presented to shareholders of the Fund for their consideration and approval. Although the Board has determined that the Proposals are in your best interests, the final decision to approve the Proposals is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By authorizing a proxy vote to your shares now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

The accompanying proxy statement includes a detailed description of the Proposals. Please read the enclosed materials carefully and cast your vote or authorize a proxy to vote on your behalf.

To vote or authorize a proxy to vote on your behalf, you may use any of the following methods:

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on your card. Enter your control number from your card. Follow the simple instructions found on the website. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Enter your control number from your card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.
•	In Person. Attend the meeting and vote your interests.

If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

If you have any questions before you vote, please call D. F. King & Co., Inc., at (866) 828-6951 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Thank you for your participation.

  Stuart S. Parker
   President

PRUDENTIAL SECTOR FUNDS, INC.

Prudential Financial Services Fund
655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On October [2], 2017

To the Shareholders of the Prudential Financial Services Fund, a series of Prudential Sector Funds, Inc.:

Notice is hereby given that a special meeting of the shareholders of the Prudential Financial Services Fund (the “Fund”), a series of Prudential Sector Funds, Inc., a Maryland corporation (the “Company”), will be held at the offices of PGIM Investments LLC (“PGIM Investments”), 655 Broad Street, 17th Floor, Newark, New Jersey 07102 on October [2], 2017 at 1:00 p.m. Eastern time or at such proposed or adjourned time as may be necessary to vote (the “Meeting”). The purpose of the Meeting is to consider and vote upon the Proposals listed below and to transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Proposals:

1.	To consider and vote upon a new subadvisory agreement between PGIM Investments and Jennison Associates LLC (“Jennison” or the “New Subadviser”) with respect to the Fund.
2.	To consider and vote upon a proposal to permit PGIM Investments to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of the manager or a sister company of the manager (“wholly-owned subadvisers”) without shareholder approval (the “Modified Manager-of-Managers Policy”).

The Board of Directors of the Company (the “Board”) has fixed the close of business on July 5, 2017 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting.

You are cordially invited to attend the Meeting. Even if you expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Alternatively, you may authorize a proxy to vote your shares by internet or telephone as described in the Proxy Statement. The enclosed proxy card is being solicited on behalf of the Board.

Your vote is important. In order to avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it, and return it promptly in the envelope provided, no matter how large or small your investment. You may revoke your instruction at any time prior to the exercise of your proxy. Therefore, by appearing at the meeting in person, and requesting revocation prior to the voting, you may revoke the your previously authorized proxy and you can then vote in person.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

By order of the Board of Directors of Prudential Sector Funds, Inc.,

  Deborah A. Docs
  Secretary
   Prudential Sector Funds, Inc.

Dated: July [10], 2017

PRUDENTIAL SECTOR FUNDS, INC.

Prudential Financial Services Fund
655 Broad Street
Newark, New Jersey 07102

PROXY STATEMENT DATED JULY [10], 2017
Special Meeting of Shareholders
To Be Held October [2], 2017

This Proxy Statement is being furnished on behalf of the Board of Directors (the “Board” and the members of which are referred to as “Directors”) of Prudential Sector Funds, Inc., a Maryland corporation (the “Company”) in connection with a special meeting (the “Meeting”) of shareholders of the Prudential Financial Services Fund (the “Fund”), a series of the Company, that will be held at the offices of PGIM Investments LLC (“PGIM Investments” or the “Manager”), 655 Broad Street, 17th Floor, Newark, New Jersey 07102 on October [2], 2017 at 1:00 p.m. Eastern Time and any adjournment(s) thereof (the “Meeting”). This Proxy Statement and accompanying materials are being mailed on or about July 24, 2017.

The purpose of the Meeting is for shareholders to consider and vote on the Proposals listed below and as more fully described herein:

1.	To approve a new subadvisory agreement between PGIM Investments and Jennison Associates LLC (“Jennison" or the “New Subadviser”) with respect to the Fund.
2.	To permit PGIM Investments to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of the manager or a sister company of the manager (“wholly-owned subadvisers”) without shareholder approval (the “Modified Manager of Managers Policy”).
3.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Accompanying this Proxy Statement is a proxy card for shareholders to authorize a proxy to vote their shares of the Fund at the Meeting. The Board has set the close of business on July 5, 2017 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to Be Held on October [2], 2017: The proxy statement and related materials are available at www.pgiminvestments.com/fundchanges

Copies of the Fund’s most recent annual and semi-annual reports to shareholders are available on the Internet at www.pgiminvestments.com.

A single proxy statement will be delivered to multiple shareholders having the same last name and address, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's proxy statement, please call us toll free at (800) 431-9642. We will begin sending additional copies of these documents within 30 days of receipt of your request. A copy of this Proxy Statement is available at the Fund's website at www.pgiminvestments.com/fundchanges.

Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Every year we will send you an annual report (along with an updated prospectus), a semi-annual report, which contain important financial information about the Fund and any applicable proxy statements. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report, one annual prospectus and one proxy statement, as applicable, per household, unless you instruct us or your broker otherwise. Shareholders of the Fund and each shareholder in your household may obtain without charge additional copies of the Fund's annual and semi-annual reports by visiting our website at www.pgiminvestments.com or by writing the Fund at 655 Broad Street, Newark, New Jersey 07102, or by calling (800) 225-1852.

INTRODUCTION

The Board of Directors of the Company (the “Board”) has called the Meeting for shareholders to consider the approval of a new subadvisory agreement (the “New Subadvisory Agreement”) between PGIM Investments LLC (“PGIM Investments” or the “Manager”) and Jennison Associates LLC (“Jennison” or the “New Subadviser”), an affiliate of PGIM Investments. Shareholders of the Fund are also being asked to approve a proposal to permit PGIM Investments to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of the Manager or a sister company of the Manager (“Wholly-Owned Subadvisers”) without shareholder approval (the “Modified Manager of Managers Policy”). The proposal for appointment of the New Subadviser is referred to herein from time to time as “Proposal 1” and the proposed approval of the Modified Manager of Managers Policy is referred to herein from time to time as “Proposal 2.”

Proposal 1 corresponds to the planned:

•	termination of Wellington Management Company LLP (“Wellington” or the “Current Subadviser”), the existing subadviser for the Fund, which is unaffiliated with the Manager,
•	retention of the New Subadviser, an affiliate of the Manager, as the subadviser for the Fund,
•	implementation by the New Subadviser of new investment strategies, and a new investment benchmark, for the Fund as described in greater detail in the Proxy Statement, and
•	name change for the Fund from the Prudential Financial Services Fund to the Prudential Jennison Financial Services Fund (referred to herein as the “Repositioned Fund”).

Expenses of the Repositioned Fund are expected to decrease as a result of the implementation of Proposal 1, resulting from the strategy change from a focus on global financial services investments to a focus on domestic financial services investments.

The Current Subadviser to the Fund will be terminated, the New Subadviser will be retained, and the name change will be implemented only if shareholders approve the New Subadvisory Agreement with respect to the Fund as described in this Proxy Statement.

Fund Background and Management

The Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company, which is organized as a Maryland corporation, is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments, 655 Broad Street, Newark, New Jersey 07102, serves as the manager of the Fund. As of March 31, 2017, PGIM Investments served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $261.1 billion. Investment advisory services are currently provided to the Fund by the Manager at the address listed above and by Wellington, with principal offices at 280 Congress Street, Boston, MA 02210.

Terms of the Investment Management Agreement

Pursuant to an investment management agreement with the Company (the “Investment Management Agreement”), the Manager, subject to the supervision of the Company’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Manager will review the performance of the investment subadviser and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian (the “Custodian”) and Prudential Mutual Fund Services LLC (“PMFS” or the “Transfer Agent”). The management services of the Manager are not exclusive under the terms of the Investment Management Agreement and the Manager is free to, and does, render management services to others.

The Manager may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice. To the extent that the Manager agrees to waive its fee or subsidize the Fund’s expenses, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.

In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses:

  the salaries and expenses of all of its and the Fund’s personnel except the fees and expenses of Directors who are not interested persons of the Fund (as defined in the 1940 Act) (“Independent Directors”) and Non-Management Interested Directors;
  all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; and
  the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between the Manager and such investment subadviser.

Under the terms of the Investment Management Agreement, the Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to the Manager;
  the fees and expenses of Independent Directors and non-management Interested Directors;
  the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares;
  the charges and expenses of the Fund’s legal counsel and independent auditors and of legal counsel to the Independent Directors;
  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with securities (and futures, if applicable) transactions;
  all taxes and corporate fees payable by the Fund to governmental agencies;
  the fees of any trade associations of which the Fund may be a member;
  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
  the cost of fidelity, directors and officers and errors and omissions insurance;
  the fees and expenses involved in registering and maintaining registration of the Fund and of Fund shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and distribution and service (12b-1) fees.

The Investment Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Investment Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by the Manager, the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Investment Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Investment Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by the Manager from the Fund for the most recently completed fiscal year.

Fee Rate	Management Fees
0.75% to $1 billion of average daily net assets; 0.70% over $1 billion of average daily net assets.	$1,287,358

The Investment Management Agreement was last approved by the Board, including a majority of the Independent Directors, at meetings held on June 6-8, 2017 (the “June Board Meeting”), for the purpose of considering the continuation of the Investment Management Agreement.

PMFS, 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Company. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Company, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Company and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and certain out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the most recently completed fiscal year, the Fund paid fees of $63,700 to PMFS for transfer agency services.

BNY Mellon Asset Servicing (US) Inc. ("BNYAS") serves as sub-transfer agent to the Company. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), 655 Broad Street, Newark, New Jersey 07102, acts as the distributor of all of the shares of the Company. The Distributor is an affiliate of the Manager.

Reasons for the Meeting

At the June Board Meeting, the Board considered presentations made by the Manager and the New Subadviser concerning proposed changes to the Fund's subadvisory arrangements, investment strategy, investment benchmark and name (such changes are collectively referred to herein from time to time as the “Fund Repositioning”).

Specifically, if shareholders approve the New Subadvisory Agreement between PGIM Investments and Jennison to serve as subadviser to the Fund, the Fund’s investment strategy and investment benchmark would be changed; the effective date of the new strategy and benchmark is expected to occur in the fourth quarter of 2017 and the Fund’s name will be changed from the “Prudential Financial Services Fund” to the “Prudential Jennison Financial Services Fund.”

The table below highlights the current principal investment strategies of the Fund and the proposed principal investment strategies of the Repositioned Fund.

	Current Investment Strategies of the Fund	Investment Strategies in the Repositioned Prudential Jennison Financial Services Fund
Objective:	Long-term capital appreciation	Long-term capital appreciation
Investment Strategy:

•      Invests at least 80% of net assets in equity and equity-related securities of companies within the financial services sector.

•      Invests in securities of issuers among a number of different countries throughout the world, one of which may be the US. However, the Fund has no limit on the amount of assets that must be invested in each country.

•      Foreign Securities: Up to 100% of total assets.

•      Derivatives: Up to 25% of net assets.

•      Short Sales: Up to 25% of net assets (not including short sales against the box).

•      Illiquid Securities: Up to 15% of net assets.

•      Money Market Instruments: Up to 100% of investable assets on a temporary basis.

•      Fixed-Income Securities: Up to 20% of investable assets.

•      Invests at least 80% of net assets in equity and equity-related securities of financial services related companies.

•      Invests primarily in securities of US issuers. May also invest in securities of issuers in countries throughout the world.

•      Foreign securities: Up to 30% of total assets

•      Derivatives: Up to 25% of net assets.

•      Short Sales: Up to 25% of net assets (not including short sales against the box).

•      Illiquid Securities: Up to 15% of net assets.

•      Money Market Instruments: Up to 100% of investable assets on a temporary basis.

•      Fixed-Income Securities: Up to 20% of investable assets.

The Board has approved the New Subadvisory Agreement, the hiring of the New Subadviser, the termination of the Current Subadvisory Agreement, the Fund Repositioning, the calling of the Meeting, and the submission to shareholders of the proposal to hire the New Subadviser as the subadviser to the Fund.

The Board considered the following factors, provided by PGIM Investments, regarding the potential benefits to shareholders resulting from the transition to the Repositioned Fund:

•	Potential for improved performance;
•	Potential for asset growth of the Fund, which in the long term may lower the expenses of the Fund;
•	Potential for reduced expenses as a result of the strategy change from a focus on global financial services investments to a focus on domestic financial services investments.
•	Repositioning the Fund responds to investor demand for products using a domestic financial services strategy; and
•	Jennison’s experience in managing the Fund from 2000 until 2009, utililizing a domestic financial services strategy.

Shareholder approval is necessary for the New Subadvisory Agreement, which was considered and approved by the Board. If shareholders approve Proposal 1, the Manager will retain the New Subadviser, the Current Subadviser will be terminated, the Fund's investment strategy and investment benchmark will change, and the name change for the Fund will be implemented.

The proposed termination of the unaffiliated Current Subadviser as subadviser for the Fund, the retention of the affiliated New Subadviser as subadviser for the Fund, the strategy and benchmark changes, and the name change for the Fund would not go into effect if Fund shareholders do not approve Proposal 1. Instead, the Fund would continue to operate in accordance with its current investment strategy and the Board will consider other alternatives.

PROPOSAL NO. 1

To Approve a New Subadvisory Agreement Between
PGIM Investments LLC and Jennison Associates LLC

The Board, including a majority of the Independent Directors, has approved, and recommends that the shareholders of the Fund approve, the appointment of the affiliated New Subadviser as the subadviser to the Fund. A form of the proposed subadvisory agreement between PGIM Investments and the New Subadviser is included as Exhibit A to this proxy statement. The proposed New Subadvisory Agreement between PGIM Investments the New Subadviser was approved by the Board at the “in-person” June Board Meeting, as required by Section 15(c) of the 1940 Act.

PGIM Investments may terminate the Current Subadviser without a shareholder vote. PGIM Investments and the mutual funds advised by PGIM Investments (the “Prudential mutual funds”) operate under an exemptive order (the “1996 Exemptive Order”) from the Securities and Exchange Commission (the “SEC”) that generally permits PGIM Investments to enter into or amend agreements with unaffiliated investment subadvisers with Board approval and without shareholder vote. PGIM Investments and the New Subadviser are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

The information below should be reviewed in connection with the proposed New Subadvisory Agreement. Shareholders will be asked to consider and vote upon the proposed New Subadvisory Agreement. If the New Subadvisory Agreement with the New Subadviser is not approved by shareholders, the Fund will continue to operate in accordance with its current investment strategy and the Board will consider other alternatives.

Comparative Fee and Expense Information

Subadvisory Fees. The subadvisory fee payable to the New Subadviser will be paid by the Manager and not by the Fund. The Repositioned Fund's net annual operating expenses are not expected to increase as a result of the implementation of Proposal 1. The proposed contractual subadvisory fee rates between the Manager and the New Subadviser, and the current contractual subadvisory fee rates between the Manager and the Current Subadviser, are shown below.

Subadviser	Annualized Contractual Subadvisory Fee Rate as a Percentage of Average Daily Net Assets
NEW SUBADVISER	NEW SUBADVISORY FEE
Jennison Associates LLC	0.385% of the Fund’s average daily net assets
CURRENT SUBADVISER	CURRENT SUBADVISORY FEE
Wellington Management Company LLP	0.50% of the Fund’s average daily net assets up to $100 million, 0.37% of the Fund’s average daily net assets up to $500 million, and 0.32% of the Fund’s average daily net assets over $500 million

The table below shows (1) the aggregate amount of the subadvisory fee paid by the Manager to the Current Subadviser during the most recently completed fiscal year, (2) the aggregate amount of the subadvisory fee that would have been paid by the Manager to the New Subadviser had the New Subadvisory Agreement been in effect and (3) the difference between the aggregate amounts as a percentage of the fee paid to the Current Subadviser during the most recently completed fiscal year.

Fee under Current Subadvisory Agreement	Fee under New Subadvisory Agreement	Difference
$765,092	$660,839	13.6%

The New Subadvisory Agreement provides, as does the Current Subadvisory Agreement, that subject to the supervision of the Manager and the Board, the subadviser is responsible for managing the investment operations of a portion of the assets of the Fund and for making investment decisions and placing orders to purchase and sell securities for a portion of the assets of the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. The New Subadviser would be the sole subadviser for the Fund and, as a result, would be responsible for managing the investment operations, making investment decisions and placing purchase and sale orders for all of the Fund’s assets. In accordance with the requirements of the 1940 Act, Jennison would provide the Manager with access to all books and records required to be maintained by an investment adviser and render to the Board such periodic and special reports as the Board may reasonably request.

If approved by shareholders, the New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Company’s Investment Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by Jennison or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

Under the New Subadvisory Agreement, portfolio transactions may be placed with brokers, dealers, and futures commission merchants who provide to the Manager or Jennison, without cost, certain investment research, economic analysis, statistical and quotation services of value to one or more entities in advising the Fund and other advisory clients. Although the Manager and Jennison, as applicable, will give primary consideration to obtaining the best price and efficient execution for the Fund, they will be authorized under the New Subadvisory Agreement to pay higher commissions for such research and investment services. In addition, the Manager and Jennison, as applicable, will be permitted to aggregate purchase and sale orders for the Fund with those for other clients in order to obtain more favorable prices or lower commissions. These brokerage arrangements are consistent with the brokerage arrangements in place under the Current Subadvisory Agreement with Wellington.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Jennison will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

The Current Subadvisory Agreement was initially approved by the Board on November 8, 2008 pursuant to the current exemptive relief under which the Manager is permitted to hire new subadvisers for the Fund that are not affiliated with the Manager with Board approval but without shareholder approval. It was most recently approved for continuation by the Board at the June Board Meeting and will continue in effect until July 1, 2018 if the New Subadvisory Agreement is not approved by shareholders.

As noted above, other than the different subadvisory fee rates, the proposed New Subadvisory Agreement with the New Subadviser is substantially similar to the Current Subadvisory Agreement for the Fund.

Considerations and Recommendation

In recommending the New Subadvisory Agreement as part of the proposal to reposition the Fund, the Manager considered the benefits and market opportunity for Fund shareholders of continuing to invest in the financial services sector as well as Jennison’s prior experience in managing the Fund. The Manager noted that Jennison served as sole subadviser to the Fund from 2003 until 2009, when it resigned and was replaced by the Current Subadviser. The following are factors to consider regarding the New Subadviser and its extensive experience and capabilities:

  As of March 31, 2017, Jennison managed in excess of $164 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.
  Jennison successfully managed the Fund when they were named sub-advisor from 2000 until 2009, utililizing a domestic financial services strategy. On a calendar year basis, Jennison outperformed their benchmark for four out of the six calendar years they were the sole sub-advisor (2003 until 2009).

The Board considered the following factors, as provided by PGIM Investments, regarding the potential benefits to shareholders resulting from the transition to the Repositioned Fund:

•	Potential for improved performance;
•	Potential for asset growth of the Fund, which in the long term may lower the expenses of the Fund;
•	Potential for reduced expenses as a result of the strategy change from a focus on global financial services investments to a focus on domestic financial services investments.
•	Repositioning the Fund responds to investor demand for products using a domestic financial services strategy; and
•	Jennison’s experience in managing the Fund from 2000 until 2009, utililizing a domestic financial services strategy.

The Manager noted that the proposed subadvisory fee rates with respect to the Repositioned Fund were separately negotiated between the Manager and the New Subadviser. The Manager stated that if the proposed New Subadvisory Agreement with the New Subadviser is approved, the net management fee to be retained by the Manager (i.e., the investment management fees received by the Manager minus the subadvisory fees to be paid to the New Subadviser by the Manager) with respect to the Repositioned Fund would be higher than that retained by the Manager in connection with the current subadvisory arrangement. The Manager further noted that subadvisory fees are paid by the Manager to the subadviser for the Fund. As a result, a change in the subadvisory fee rate will not change the investment management fee paid by the Fund or its shareholders. The Manager stated that the current investment management and subadvisory fee arrangements for the Fund reflected the negotiated business arrangements between the Manager and the relevant subadviser and that the size of the Manager’s net investment management fee rate for a given fund (i.e., the investment management fee rate minus the subadvisory fee rate) will depend upon the fee arrangements negotiated by the Manager with the relevant subadviser.

The Board recommends Proposal 1 as being in the best interests of the Fund's shareholders for the above reasons.

Description of the Repositioning

A description of the contemplated changes to the Fund's investment strategy is set forth below. The Board approved these changes at the June Board Meeting, as required by Section 15(c) of the 1940 Act. Implementation of these changes, however, is subject to receipt of the required shareholder approval with respect to Proposal 1. If the New Subadvisory Agreement is not approved by shareholders these changes will not be implemented.

Current and Proposed Investment Objective. The investment objective of the Fund is long term capital appreciation. The investment objective of the proposed Repositioned Fund will remain the same. The investment objective is a fundamental investment policy of the Fund that may not be changed by the Board without shareholder approval.

Highlights of Proposed Changes in Investment Policies and Strategy

	Current Investment Strategies of the Fund	Investment Strategies in the Repositioned Prudential Jennison Financial Services Fund
Objective:	Long-term capital appreciation	Long-term capital appreciation
Investment Strategy:

•      Invests at least 80% of net assets in equity and equity-related securities of companies within the financial services sector.

•      Invests in securities of issuers among a number of different countries throughout the world, one of which may be the U.S. However, the Fund has no limit on the amount of assets that must be invested in each country.

•      Foreign Securities: Up to 100% of total assets.

•      Derivatives: Up to 25% of net assets.

•      Short Sales: Up to 25% of net assets (not including short sales against the box).

•      Illiquid Securities: Up to 15% of net assets.

•      Money Market Instruments: Up to 100% of investable assets on a temporary basis.

•      Fixed-Income Securities: Up to 20% of investable assets.

•      Invests at least 80% of net assets in equity and equity-related securities of financial services related companies.

•      Invests primarily in securities of U.S. issuers. May also invest in securities of issuers in countries throughout the world.

•      Foreign securities: Up to 30% of total assets

•      Derivatives: Up to 25% of net assets.

•      Short Sales: Up to 25% of net assets (not including short sales against the box).

•      Illiquid Securities: Up to 15% of net assets.

•      Money Market Instruments: Up to 100% of investable assets on a temporary basis.

•      Fixed-Income Securities: Up to 20% of investable assets.

Benchmark:	• MSCI World Financials Index • MSCI World Financials ex Real Estate Index*	• S&P Composite 1500 Financials Index

*The Fund’s benchmark changed from the MSCI World Financials ex Real Estate Index to the MSCI World Financials Index on September 1, 2016, after the exclusion of equity real estate investment trusts from the MSCI World Financials Index became effective on that date.

New Subadviser

Jennison, a registered investment adviser, is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102. As of March 31, 2017, Jennison managed in excess of $164 billion in assets. Jennison's address is 466 Lexington Avenue, New York, NY 10017.

Set forth below are the names, titles and principal occupations of the principal executive officers and Directors of Jennison. Unless otherwise indicated, the address of each individual is 466 Lexington Avenue, New York, NY 10017.

Name	Position with Jennison	Principal Occupations
Jeffrey T. Becker	Chairman and Director, Chief Executive Officer	Chairman and Director, Chief Executive Officer (since October 2016) of Jennison
Spiros Segalas	Director, President, Chief Investment Officer	Director, President, Chief Investment Officer (since January 1998) of Jennison
Margaret P. Sinclair	Director	Director (since October 2016)
David Hunt	Director	Director (since February 2012)
Taimur Hyat	Director	Director (since November 2013), Vice President (since May 2013) of PGIM, Inc.

Jurgen Muhlhauser	Director	Director (since December 2013), Vice President (since December 2013), Controller (since December 2013) of PGIM, Inc.
Mirry M. Hwang	Secretary, Senior Vice President, Chief Legal Officer	Secretary (since November 2000), Senior Vice President (since January 2010), Chief Legal Officer (since 2002) of Jennison
Kathleen A. McCarragher	Director, Managing Director	Director (since December 2007), Managing Director (since February 2006) of Jennison
Kenneth Moore	Director, Treasurer, Executive Vice President, Chief Operating Officer	Director (since March 2016), Treasurer (since June 2003), Executive Vice President (since April 2006), Chief Operating Officer (since January 2012) of Jennison
Leslie S. Rolison	Executive Vice President, Chief Administrative Officer	Executive Vice President (since January 2008), Chief Administrative Officer (since January 2012) of Jennison

Portfolio Managers for the Repositioned Fund

Information about the portfolio managers to be responsible for the day-to-day management of the Repositioned Fund is set forth below.

Steven A. Gavios is a managing director and an equity research analyst. He joined Jennison Associates in March 2005. Steven was a senior managing analyst at Dreyfus for seven years, covering the insurance, stock brokerage, and asset management sectors, and also served as the co-manager of the Dreyfus Premier Financial Services Fund. From 1994 to 1997, Steven was a managing director and senior insurance analyst at Bear Stearns. From 1990 to 1994, Steven was a vice president and senior insurance analyst at Kidder Peabody. While at Kidder Peabody, he was ranked on the Institutional Investor All-America Research Team in 1993 and 1994. He received a BA in economics from Wesleyan University and an MBA in finance from The Wharton School, University of Pennsylvania. He is currently a member of the Association of Insurance Financial Analysts.

Jonathan M. Shapiro is a managing director and an equity research analyst. He joined Jennison Associates in June 2006. Prior to Jennison, Jonathan was at Goldman Sachs where he was a vice president and head of the small companies/special situations research group, actively covering small and mid cap stocks in multiple industries, including consumer, industrial, and business services. Jonathan started as an associate with Goldman in 2001 and spent his entire tenure within the small companies/special situations research group. From 1997 to 1999, Jonathan worked at KPMG Consulting as a senior consultant for the real estate and hospitality group. Jonathan also worked with Jones Lang Wootton Realty Advisors (now ING Clarion) from 1995 to 1997 as a senior analyst. He received a BA with high honors in history from Dartmouth College and an MBA from The Wharton School at the University of Pennsylvania.

Andrew M. Tucker, CFA, is a managing director and an equity research analyst. He joined Jennison Associates in September 1997. Prior to Jennison, he spent five years with the Wachovia Bank of North Carolina where he served as an equity analyst and a portfolio manager responsible for more than $450 million in assets in the basic materials and finance sector. Prior to that, Andrew was a credit officer overseeing a portfolio of corporate loans with more than $1 billion in total credit exposure. He began his career as a financial analyst in Wachovia's mergers and acquisitions group. He received a BS, magna cum laude, in business administration from Washington and Lee University.

Information About PGIM Investments

PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, 655 Broad Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of PGIM Holding Company LLC, 751 Broad Street, Newark, New Jersey 07102, which is in turn a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102.

Set forth below are the names, titles and principal occupations of the principal executive officers of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, Newark, New Jersey 07102.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of PGIM Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).
Brian D. Nee	Chief Financial Officer, Executive Vice President and Controller	Chief Financial Officer, Executive Vice President and Controller (since August 2015) of PGIM Investments LLC
Chad A. Earnst	Chief Compliance Officer and Vice President	Chief Compliance Officer (since September 2014) and Vice President (since March 2015) of PGIM Investments LLC; Chief Compliance Officer (since September 2014) of AST Investment Services, Inc.; Chief Compliance Officer (since January 2015) of Prudential Mutual Fund Services LLC.

Raymond A. O'Hara	Chief Legal Officer, Executive Vice President and Secretary	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Scott E. Benjamin	Executive Vice President	Executive Vice President (since June 2009) of PGIM Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments (2003-2006).
Theodore J. Lockwood	Executive Vice President	Executive Vice President (since August 2006) of PGIM Investments LLC; Vice President of QMA (since July 2004); Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).

Set forth below is a list of the officers of the Fund who are also officers or directors of PGIM Investments. None of these persons hold a position with Jennison.

Name(1)(2)	Position with the Fund	Position with PGIM Investments
Deborah A. Docs	Secretary	Assistant Secretary and Vice President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President
Raymond O'Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary
M. Sadiq Peshimam	Treasurer and Principal Financial and Accounting Officer	Vice President

(1) Excludes Stuart S. Parker and Scott E. Benjamin, both of whom are officers of PGIM Investments and serve as Interested Board Members of the Company. (2) Excludes Chad A. Earnst who is an officer of PGIM Investments and serves as the Fund’s Chief Compliance Officer.

Substantially Similar Funds or Portfolios Managed by PGIM Investments

PGIM Investments does not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Fund.

Substantially Similar Funds or Portfolios Advised by the New Subadviser

The New Subadviser does not manage another fund or portfolio that has investment objectives, policies, or strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Fund. As noted above, Jennison served as subadviser to the Fund from 2000 until 2009, using a domestic financial services mandate.

Matters Considered by the Board

The Board, including a majority of the Independent Directors, met during the June Board Meeting to consider the Manager’s proposal of the Fund Repositioning. In advance of the Board Meeting, the Directors received materials relating to all aspects of the Fund Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Fund Repositioning. The materials included, among other things, a detailed presentation by Jennison of the new investment policies and strategies and information about the Fund’s performance during the period when it was managed by Jennison as the Fund’s sole subadviser (2003 until 2009). The Board also reviewed the Fund’s expenses as compared to its current peer group selected by Broadridge (Global Financial Services Funds) and its expenses as compared to its anticipated Broadridge peer group following the Fund Repositioning (Financial Services Funds). It was noted that the proposed New Subadvisory Agreement with Jennison will require shareholder approval and that the Board was also being asked to approve the submission to shareholders of the Modified Manager-of-Managers Policy, as detailed in the discussion of Proposal 2.

At the June Board Meeting, the Board, including a majority of the Independent Directors, approved the termination of the existing subadvisory agreement relating to the Fund between the Manager and the Current Subadviser, the execution of the New Subadvisory Agreement relating to the Fund between the Manager and Jennison, and changes to the Fund’s investment policies and strategies as outlined at the meeting. At the June Board Meeting, the Board received presentations from representatives of the Manager and Jennison and had the opportunity to ask questions and obtain additional information about the Fund Repositioning, including the New Subadvisory Agreement. The material factors and conclusions that formed the basis for the Directors’ determination to approve the proposed subadvisory arrangement are discussed separately below.

Nature, Quality, and Extent of Services

With respect to the New Subadviser, the Board noted that it had received and was considering information about the New Subadviser at the June Board Meeting in connection with the renewal of the subadvisory agreements between the Manager and the New Subadviser with respect to other PGIM Investments Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year regarding the nature, quality and extent of services provided by the New Subadviser. The Board considered, among other things, the qualifications, background and experience of the New Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund following the Fund Repositioning, as well as information on the New Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the New Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the New Subadviser with respect to the other PGIM Investments Retail Funds served by the New Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the New Subadviser under the proposed Subadvisory Agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the New Subadviser is affiliated with the Manager.

Investment Performance

The Board considered that it was approving the New Subadviser as the sole subadviser for the Fund and that the New Subadviser would be implementing new investment policies and strategies for the Fund as part of the Fund Repositioning. It was noted that neither the Manager nor Jennison currently manages any other mutual funds that use the new investment policies and strategies to be adopted as part of the Fund Repositioning. The Board reviewed information about the Fund’s performance during the period when Jennison served as the sole subadviser for the Fund from 2003 until 2009.

Fee Rates

The Board considered the proposed subadvisory fees to be paid by the Manager to Jennison of 0.385% of the Fund’s average daily net assets, which is a reduction from the fee paid to the current subadviser of 0.50% of the Fund’s average daily net assets up to $100 million, 0.37% of the Fund’s average daily net assets up to $500 million and 0.32% of the Fund’s average daily net assets over $500 million. It was noted that the reduction in subadvisory fees is due to the fact that the Current Subadviser manages the Fund using a strategy of investing in financial services issuers throughout the world, while Jennison proposes to manage the Fund using a strategy that focuses on financial services issuers in the US.

The Board considered that the subadvisory fees would be paid by the Manager to the New Subadviser for the Fund. Therefore, a change in the subadvisory fee rate would not change the investment management fee paid by the Fund or its shareholders. The Board also considered that the Fund’s Current Subadviser is not affiliated with the Manager and that the New Subadviser is an affiliate of the Manager. Any change in the effective subadvisory fee rate would change the net investment management fee retained by the Manager. The net investment management fees to be retained by the Manager under the proposed subadvisory arrangement with the New Subadviser would be reviewed in connection with any proposed future renewal of the Fund’s investment management agreement or the New Subadvisory Agreement with the New Subadviser for the Fund.

Profitability

The Board noted that the Current Subadviser was not affiliated with the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadviser, as well as the fact that the Manager compensates the subadviser out of its management fee. The Board further noted that the New Subadviser is affiliated with the Manager and that the Board will not separately consider the profitability of the affiliated subadviser as its profitability will be reflected in the Manager’s profitability report.

Economies of Scale

The Board noted that the proposed subadvisory fee for the Fund was lower than the fee paid by the Manager to the Current Subadviser. The Board noted that the proposed fee did not contain breakpoints. The Board also noted that it would consider economies of scale in connection with the annual review of advisory agreements.

Other Benefits to the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Subadviser. The Board concluded that any potential benefits to be derived by the New Subadviser were consistent with those generally derived by subadvisers to the PGIM Investments Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the New Subadviser were consistent with the types of benefits generally derived by subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Directors and the presentations made by the Manager and the New Subadviser at the June Board Meeting, the Board concluded that approving the New Subadvisory Agreement with the New Subadviser was in the best interests of the Fund and its shareholders.

Implementation

As explained in more detail above, the Manager and the Board are proposing that the Manager enter into the New Subadvisory Agreement with the New Subadviser in order to enable the Manager to:

•	terminate the unaffiliated Current Subadviser as subadviser for the Fund;
•	retain the affiliated New Subadviser as the subadviser for the Fund;
•	change the Fund’s name from the Prudential Financial Services Fund to the Prudential Jennison Financial Services Fund, and
•	have the New Subadviser implement a new investment strategy and investment benchmark for the Fund.

Expenses of the Repositioned Fund are expected to decrease as a result of the implementation of Proposal 1, resulting from the strategy shift from a focus on global financial services investments to a focus on domestic financial services investments.

If the New Subadviser is approved by the Fund's shareholders, the addition of the New Subadviser and the termination of the Current Subadviser are expected to occur in the fourth quarter of 2017 and the Fund’s name will be changed from the Prudential Financial Services Fund to the Prudential Jennison Financial Services Fund.

The Fund currently seeks long-term capital appreciation as its investment objective. The Repositioned Fund’s investment objective would remain the same.

The Repositioned Fund would invest at least 80% of its investable assets in equity and equity-related securities of financial services related companies. See Exhibit B for a list of the current principal and non-principal risks associated with an investment in the Fund that are expected to continue for the Repositioned Fund. Currently, the Fund invests at least 80% of investable assets in a non-diversified portfolio of equity and equity-related securities of banking and financial services companies among a number of different countries throughout the world, without limit on the amount of assets that must be invested in each country and which may include the US. Although the Repositioned Fund would continue to be able to invest in securities of issuers throughout the world, the Repositioned Fund would invest primarily in securities of US issuers. Whereas the Fund currently may invest up to 100% of total assets in foreign securities including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers, the Repositioned Fund would only invest up to 30% of its total assets in foreign securities. The Fund will continue to be able to invest up to 25% of net assets in derivatives and short sales (not including short sales against the box) and up to15% of net assets in Illiquid securities. In addition, after the Fund Repositioning, the Fund will continue to be able to invest up to 100% of investable assets in money market instruments on a temporary basis and may invest up to 20% of investable assets in fixed-income securities.

In order to facilitate the Fund Repositioning efficiently, the Fund may dispose of securities prior to and/or after the Fund Repositioning. It is expected that changes to the Fund’s portfolio holdings in connection with the Fund Repositioning will result in transaction costs to be borne by the Fund.

The Board has approved the New Subadvisory Agreement under which the affiliated New Subadviser will serve as subadviser to the Fund, the termination of the Current Subadviser, the Fund Repositioning, the calling of the Meeting, and the submission to shareholders of Proposal No. 1 to hire the New Subadviser as the subadviser to the Fund. This Proposal involves shareholder approval of the New Subadvisory Agreement between PGIM Investments and the New Subadviser for the Fund. If shareholders approve Proposal 1, the Manager will retain the New Subadviser, the Current Subadviser will be terminated, the Fund's investment strategy and benchmark will change, and the name change for the Fund will be implemented.

In the event shareholders do not approve the hiring of the New Subadviser as subadviser for the Fund, then the change in strategy, the benchmark change, the name change, and termination of the Fund’s Current Subadviser would not go into effect, the Fund would continue to operate in accordance with its current strategy and the Board would consider alternatives.

Vote Required

Approval of in Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund’s outstanding voting securities is the lesser of (i) 67% of the Fund’s outstanding voting securities represented at a meeting at which more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities.

THE BOARD OF DIRECTORS OF PRUDENTIAL SECTOR FUNDS, INC., INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL NO. 2

To Approve a Proposal to Permit the Manager to Enter into or
Materially Amend Subadvisory Agreements with
Wholly-Owned Subadvisers without Shareholder Approval

The Board, including a majority of the Independent Directors, has approved, and recommends that shareholders of the Fund approve, a policy which would permit PGIM Investments to enter into and make material amendments to subadvisory agreements with certain affiliated subadvisers with respect to the Fund, with prior Board approval but without obtaining shareholder approval (the “Modified Manager of Managers Policy”). Specifically, the Modified Manager of Managers Policy would apply to subadvisory agreements with (1) those affiliated subadvisers that are direct or indirect “wholly-owned subsidiaries” (as that term is defined in the 1940 Act) of the Manager, or (2) a sister company of the Manager (that is, a company that is a direct or indirect “wholly-owned” subsidiary (as that term is defined in the 1940 Act) of the same company that directly or indirectly owns the Manager). Such subadvisers are referred to herein as “Wholly-Owned Subadvisers.

Fund shareholders have previously approved its operation under a “manager of managers” structure pursuant to an exemptive order from the SEC that was issued in 1996 (the “1996 Exemptive Relief”). Shareholder approval of the current “manager of managers” structure was received in 2001. The 1996 Exemptive Relief permits the Manager to enter into or amend agreements with subadvisers that are not “affiliated persons” (as defined in the 1940 Act) of the Manager, other than by reason of serving as a subadviser to a fund managed by the Manager (“Non-Affiliated Subadvisers”), with prior Board approval but without obtaining shareholder approval.

In 2014, the Manager and the Company, along with the other PGIM Investments Retail and Insurance Mutual Funds, received an exemptive order under the 1940 Act from the SEC that permits the Manager, with the approval of the Board, to enter into subadvisory agreements with Non-Affiliated Subadvisers and/or Wholly-Owned Subadvisers to manage all or a portion of a fund’s assets without obtaining shareholder approval (the 2014 “Exemptive Relief”). The Manager also has the discretion to terminate any subadviser and to allocate and reallocate a fund’s assets among any other subadvisers under the 2014 Exemptive Relief. The Fund’s shareholders must approve the Modified Manager-of-Managers Policy before the Fund is permitted to rely on the 2014 Exemptive Relief. The Modified Manager-of-Managers Policy was submitted to the Fund’s shareholders for their approval at a special meeting of shareholders in November 2014, which was ultimately adjourned to January 9, 2015 to permit further solicitation of proxies. Insufficient votes were obtained to approve the proposal.

Why Shareholder Approval is Being Sought

Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term “investment adviser” includes any subadviser to an investment company. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. As a result, in the absence of exemptive relief, shareholder approval is required in the following circumstances:

•  (1) the employment by a fund of a new subadviser to replace an existing subadviser or (2) the allocation of a portfolio of assets to an additional subadviser or the reallocation of portfolio assets among existing subadvisers;

•  A material change in the terms of a subadvisory agreement;

•  The continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a fund’s Board of Directors/Trustees, including its independent directors/trustees, although shareholders of the fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

In conformity with Section 15 of the 1940 Act, the Fund is currently required to obtain shareholder approval of subadvisory agreements with any subadviser that is affiliated with PGIM Investments. As noted above, the Fund currently is operating under the 1996 Exemptive Relief that permits it to enter into and amend, with prior Board approval but without shareholder approval, subadvisory agreements with subadvisers that are not affiliated with PGIM Investments. The 1996 Exemptive Relief does not apply to subadvisory agreements with Wholly-Owned Subadvisers, as well as with affiliated subadvisers that are not Wholly-Owned Subadvisers. As a result, the Fund is required to obtain shareholder approval of the New Subadvisory Agreement with the New Subadviser in Proposal 1, since the New Subadviser is affiliated with PGIM Investments.

Shareholders are being asked to approve the Modified Manager-of-Managers Policy, so that the Fund may be permitted to rely on the 2014 Exemptive Relief, under which PGIM Investments would be permitted to select and manage both Non-Affiliated Subadvisers and Wholly-Owned Subadvisers pursuant to similar conditions. If shareholders approve the Modified Manager-of-Managers Policy, PGIM Investments will no longer be required to obtain shareholder approval of subadvisory agreements with Wholly-Owned Subadvisers or material amendments thereto. The kinds of changes to agreements with Wholly-Owned Subadvisers that could be effected without further shareholder approval if the Modified Manager-of-Managers Policy is approved include: (1) reallocating Fund assets among existing subadvisers; (2) allocating a portion of the Fund’s assets to one or more additional subadvisers; (3) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and (4) replacing an existing subadviser with a new subadviser when PGIM Investments and the Board determine that the new subadviser’s investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of the Fund and its shareholders. Currently, under the 1996 Exemptive Relief, these kinds of changes can be effected without shareholder approval only to agreements with Non-Affiliated Subadvisers.

PGIM Investments believes that the Modified Manager-of-Managers Policy is in the interests of the Fund’s shareholders because it will provide PGIM Investments and the Board with maximum flexibility to select, supervise, and evaluate Wholly-Owned Subadvisers without incurring the expense and potential delay of seeking specific shareholder approval, permitting the Fund to more quickly and efficiently respond to changes in market conditions and other factors. The process of calling and holding a special meeting of shareholders to appoint a new Wholly-Owned Subadviser or amend a subadvisory agreement with a Wholly-Owned Subadviser, including the creation and distribution of proxy materials and the solicitation of voting instructions from shareholders, is time-intensive, slow, and costly. Under the 2014 Exemptive Relief, PGIM Investments and the Board would be able to act more quickly and with less expense to appoint a Wholly-Owned Subadviser or materially amend an agreement with a Wholly-Owned Subadviser.

Shareholder approval of the Modified Manager-of-Managers Policy will not result in an increase or decrease in the total amount of investment management fees paid by the Fund to PGIM Investments. These fees are paid directly by PGIM Investments to the subadvisers out of the investment management fees it is paid by the Fund, and not by the Fund. When engaging subadvisers and entering into subadvisory agreements, PGIM Investments negotiates and will continue to negotiate fees with subadvisers. The fees paid by the Fund to PGIM Investments and the fees paid by PGIM Investments to each subadviser are considered by the Board when approving and renewing the investment management and subadvisory agreements with respect to the Fund. Any increase in the investment management fee paid to PGIM Investments by the Fund would continue to require shareholder approval.

Under the terms of the 2014 Exemptive Relief, PGIM Investments and the Fund would continue to be subject to several conditions imposed by the SEC which are currently applicable under the 1996 Exemptive Relief. The Fund would continue to obtain shareholder approval to enter into or materially modify a subadvisory agreement with any subadviser other than a Wholly-Owned Subadviser or a Non-Affiliated Subadviser (i.e., any affiliated subadviser that is not a “wholly-owned subsidiary” as defined by the 1940 Act). In addition, under the conditions of the 2014 Exemptive Relief, as is the case with the 1996 Exemptive Relief, within 90 days of entering into a new subadvisory arrangement, shareholders would continue to be provided with an information statement that contains information about the subadviser and subadvisory agreement.

In order to rely on the 2014 Exemptive Relief, as with the 1996 Exemptive Relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then-existing Independent Directors. The Fund’s prospectus would be required to disclose prominently the Modified Manager-of-Managers Policy, including the fact that PGIM Investments has ultimate responsibility (subject to supervision and oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. PGIM Investments would continue to review each subadviser’s performance on an ongoing basis and be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser’s contract should be renewed, modified or terminated.

If the Modified Manager-of-Managers Policy is not approved by shareholders, it will not be implemented for the Fund and the Fund will continue to operate under the 1996 Exemptive Relief, which requires shareholder approval for PGIM Investments to enter into or materially amend a subadvisory agreement with subadvisers that are not Non-Affiliated Subadvisers, including Wholly-Owned Subadvisers with respect to the Fund, such as the approval being sought in Proposal 1, unless otherwise permitted under the 1940 Act.

Vote Required

Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund’s outstanding voting securities is the lesser of (i) 67% of the Fund’s outstanding voting securities represented at a meeting at which more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities.

THE BOARD OF DIRECTORS OF PRUDENTIAL SECTOR FUNDS, INC., INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

VOTING INFORMATION

Approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund’s outstanding voting securities is the lesser of (i) 67% of the Fund’s outstanding voting securities represented at a meeting at which more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities.

The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the chairman of the meeting may adjourn the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. If a proposal to adjourn is submitted to shareholders, the persons named as proxies will vote FOR the proposed adjournment all shares other than those shares as to which they have been directed to vote against a proposal, in which case, such shares will be voted AGAINST the proposed adjournment with respect to the proposal.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, because each Proposal requires approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, abstentions and broker non-votes, if any, will have the effect of a vote against the Proposals.

Broker/dealer firms holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Proposals before the Meeting. The New York Stock Exchange (the “NYSE”) takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Proposals. A signed Proxy Card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposals will be deemed an instruction to vote such shares in favor of the proposal.

If you hold Fund shares through a bank or other financial institution or intermediary (called a servicing agent) that has entered into an agreement with the distributor of the Fund, the servicing agent may be the record holder of your shares. At the Meeting, a servicing agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed Proxy Card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposals will be deemed an instruction to vote such shares in favor “FOR” each of the Proposals. Depending on its policies, applicable law or contractual or other restrictions, a servicing agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the servicing agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a servicing agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or servicing agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

In the event that sufficient votes to obtain a quorum have not been obtained by the Fund, the Fund may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. The Fund would only take such actions if it believed that such actions would result in a quorum and the Fund had already received or expected to receive sufficient shareholder votes to approve the Proposals at the Meeting. Therefore, shareholders who are against the Proposals should vote AGAINST the Proposals.

The individuals named as proxies on the enclosed Proxy Card will vote in accordance with your directions as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted “FOR” each of the Proposals described in this proxy statement and referenced on the Proxy Card.

The Proposals do not require separate voting by class. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote, with respect to Proposal 1 and for Proposal 2. As of the Record Date, there were ____________ outstanding shares of the Fund. Information as to the number of outstanding shares of each class of the Fund as of the Record Date is set forth below:

Class A:

Class B:

Class C:

Class R:

Class Z:

The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying Proxy Card on or about July 24, 2017. Supplemental solicitations may be made by mail, telephone, facsimile, electronic means or by personal interviews by representatives of the Fund. All costs and expenses directly related to this proxy solicitation will be paid by PGIM Investments or its affiliates. Proxy solicitation costs are currently estimated to be approximately $295,000.

Shareholders authorizing a proxy to vote their shares via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder. We have been advised that Internet authorization procedures that have been made available to you are consistent with the requirements of law.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Fund. In addition, the Fund has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the Fund has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf.

Revoking Voting Instructions

You may revoke any proxy previously given by giving another proxy or by letter revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given. Attendance alone will not be sufficient to revoke a previously authorized proxy.

ADDITIONAL INFORMATION

The following table provides the name and address of any person (a “principal shareholder”) who owned of record or beneficially 5% of more of any class of outstanding shares of the Fund and their percentage of ownership. The following table also provides the name and address of any person (a “control person”) who owned of record, or beneficially either directly or through controlled companies more than 25% of the voting securities of the Fund or who acknowledges or asserts the existence of control. Control persons may be able to determine or significantly influence the outcome of matters submitted to a shareholder vote.

Shareholder Name	Address	Share Class	Shares/Percentage
[To be provided by amendment]

To the knowledge of the Company, the executive officers and Directors of the Company as a group owned less than 1% of the outstanding shares of the Fund as of the Record

Broker-dealers affiliated with the Manager received no commissions from the Company with respect to the Fund during the fiscal year ended November 30, 2016.

SHAREHOLDER PROPOSALS

The Company is not required, and does not intend, to hold meetings of shareholders other than as required under its charter and bylaws, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Any shareholder who wishes to submit a proposal to be considered at the Company’s next meeting of shareholders should send the proposal to the Company at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Manager knows of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance in their discretion. Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the two proposals in the Notice of the Special Meeting, no other business may properly come before the Meeting.  If any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such matter in accordance with their discretion.

It is important that you execute and return ALL of your proxy cards promptly.

EXHIBIT A

PRUDENTIAL SECTOR FUNDS, INC.

Prudential Jennison Financial Services Fund

FORM OF SUBADVISORY AGREEMENT

Agreement made as of this ___ day of ________, 2017 between PGIM Investments LLC (PGIM Investments or the Manager), a New York limited liability company, and Jennison Associates LLC (the Subadviser or Jennison), a Delaware limited liability company.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 17, 1999, as amended and restated March 2, 2001, with Prudential Sector Funds, Inc., a Maryland corporation (the Company) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Company; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Prudential Jennison Financial Services Fund (the “Fund”) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.        (a) Subject to the supervision of the Manager and the Board of Directors of the Company (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, as amended, and the By-Laws of the Company and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (collectively, the Fund and Company Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund and Company Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Company and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the directors or officers or employees of the Company with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser (ii) periodically make recommendations to the Company’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Company’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Company intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other Subadviser to the Company with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Company, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that the policies and procedures it has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Company or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Company with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Company’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) materially inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Company, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this

Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund’s portfolio) to the Subadviser upon the execution of a new Agreement with a successor subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; (2) to the Company at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 466 Lexington Avenue, New York, NY 10017, Attention: Kenneth Moore, Executive Vice President and Chief Operating Officer, with a copy to the Legal Department at the same address.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Company or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Company’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

8. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9. This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.

10. This Agreement shall be governed by the laws of the State of New York.

11. The parties agree that this Agreement shall become effective as of the date that management and control of the Fund’s securities are transferred to the Subadviser from the transition manager responsible for the transition of the Fund’s portfolio.

12. The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Company.

This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or to the Company.

The Company and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

13. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By:

Name: Scott E. Benjamin
Title: Executive Vice President

JENNISON ASSOCIATES LLC

By:

Name:
Title:

Schedule A

PRUDENTIAL SECTOR FUNDS, INC.

Prudential Jennison Financial Services Fund

As compensation for services provided by Jennison Associates, LLC (Jennison, or the Subadviser), PGIM Investments LLC will pay Jennison monthly in arrears a fee on the net asset value of the portion of the Fund’s portfolio that is managed by Jennison on an annualized basis, to the following:

Fund Name	Fee
Prudential Jennison Financial Services Fund	0.385% of the Fund’s average daily net assets

Dated as of: ______________, 2017.

EXHIBIT B

The following table identifies the principal and non-principal risks associated with an investment in the Fund and the Repositioned Fund.

Principal and Non-Principal Risks and Descriptions	Fund	Repositioned Fund
Financial Services Sector Risk. The Fund concentrates its investments in securities of companies within the financial services sector. Financial services companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors. The profitability of financial services companies, therefore, may be adversely affected under certain circumstances and in certain market cycles. Because financial services companies are vulnerable to these factors and cycles, a large portion of the Fund’s investments may lose value during such periods.	Yes	Yes
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.	Yes	Yes
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.	Yes	Yes
Non-diversification Risk. The Fund is non-diversified for purposes of the Investment Company Act of 1940 (the “1940 Act”). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.	Yes	Yes
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.	Yes	Yes
Initial Public Offerings Risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.	Yes	Yes

Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The US Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets. In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by regulated investment companies. If adopted as proposed, the rule could require changes to the Fund's use of derivatives.

	Yes	Yes
Short Sales Risk. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.	Yes	Yes
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.	Yes	Yes
Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.	Yes	Yes
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.	Yes	Yes
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.	Yes	Yes

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.”

The Fund may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

	Yes	Yes
Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. The affiliated prime money market fund in which cash collateral is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.	Yes	Yes
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.	Yes	Yes

Market Events Risk. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in foreign and US markets. This market volatility, in addition to reduced liquidity in credit and fixed-income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadviser.	Yes	Yes
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.	Yes	Yes

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Q&A Brochure are available at
WWW.PGIMINVESTMENTS.COM/FUNDCHANGES.

PRUDENTIAL SECTOR FUNDS, INC.
Prudential Financial Services Fund

655 Broad Street Newark, New Jersey 07102

SPECIAL MEETING OF SHAREHOLDERS — October [2], 2017

PROXY CARD

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL SECTOR FUNDS, INC. (THE “COMPANY”) WITH RESPECT TO PRUDENTIAL FINANCIAL SERVICES FUND (THE “FUND”), A SERIES OF THE COMPANY.  The undersigned hereby appoints Raymond O’Hara, Claudia DiGiacomo, Diana Huffman and Jonathan D. Shain as Proxies, or any of them each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of common stock of the Fund held of record by the undersigned on July 5, 2017, at the Meeting to be held on October [2], 2017 or any postponement or adjournment thereof. The undersigned acknowledges the Notice of Special Meeting and the accompanying Proxy Statement, each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 IF IT IS PROPERLY AUTHORIZED AND THE UNDERSIGNED SHAREHOLDER DOES NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED JULY [10], 2017 FOR DISCUSSION OF THE PROPOSALS. THE PROXY STATEMENT IS AVAILABLE ON THE FUND’S WEBSITE AT WWW.PGIMINVESTMENTS.COM/FUNDCHANGES.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE BOARD OF DIRECTORSOF THE COMPANY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

This Proxy Card is valid only when signed and dated. If you simply sign and date the Proxy Card but give no voting instructions, your shares will be voted in favor of each of the Proposals and in the discretion of the proxy holder upon any other matters that properly come before the Meeting or postponement or adjournment of the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to Website www.proxyvote.com

3) Follow the instructions provided on website.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Proxy Card below.

3) Sign and date the Proxy Card.

4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet, you do not have to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of Prudential Sector Funds, Inc. recommends voting FOR the Proposals.

	FOR	AGAINST	ABSTAIN
Proposal 1
To approve a new subadvisory agreement between PGIM Investments LLC and Jennison Associates LLC with respect to the Fund.			

Proposal 2

To approve a proposal to permit PGIM Investments to enter into, or make material changes to, subadvisory agreements with both unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries of PGIM Investments LLC or a sister company without shareholder approval.

			

If this proxy card is signed and returned with no choices indicated, the shares will be voted for each of the proposals.

Signature [PLEASE SIGN WITHIN THE BOX]	Date	Signature [Joint Owners]	Date